                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Ronald B. Kalich or Michael Vanyo as his/her attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place, and stead, in any and all capacities, to sign and file Registration Statement(s) and any and all pre- or post-effective amendments to such Registration Statement(s), with all exhibits thereto and hereto, and other documents with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has hereunto set his or her hand this 29th day of August, 2003.

        Signature                                       Title                                     Date
        ---------                                       -----                                     ----


/s/ Richard J. Puricelli   . Chairman and Director of FastenTech, Inc.                      August 29, 2003
------------------------     Director of Profile Steel and Wire, Incorporated
  Richard J. Puricelli     .


/s/ Charles E. Corpening   . Director of FastenTech, Inc.                                   August 29, 2003
------------------------   . Director of Integrated Energy Technologies, Inc.
  Charles E. Corpening     . Director of Nelson Stud Welding, Inc.
                           . Director of Nelson Stud Welding International, Inc.
                           . Director of Profile Steel and Wire, Incorporated
                           . Director of Progressive Stamping Co. (DE), Inc.
                           . Director of Specialty Bar Products Company
                           . Director of The Ferry Cap & Set Screw Company


 /s/ Sallie S. Snyder      . Director of FastenTech, Inc.                                   August 29, 2003
------------------------
    Sallie S. Snyder


 /s/ Richard P. Ward       . President (Principal Executive Officer) of Fabri-Steel         August 29, 2003
------------------------        Products Incorporated
   Richard P. Ward         . President (Principal Executive Officer) of Progressive
                                Stamping Co. (DE), Inc.

        Signature                                       Title                                     Date
        ---------                                       -----                                     ----


/s/ Michael V. Lampert     . President and Director (Principal Executive Officer) of        August 29, 2003
------------------------        Integrated Energy Technologies, Inc.
   Michael V. Lampert


/s/ Kenneth R. Caratelli   . President (Principal Executive Officer) of Nelson Stud         August 29, 2003
------------------------        Welding, Inc.
  Kenneth R. Caratelli


/s/ Jeffrey W. Tott        . Director of Nelson Stud Welding, Inc.                          August 29, 2003
------------------------   . Director of Specialty Bar Products Company
    Jeffrey W. Tott        . Director of The Ferry Cap & Set Screw Company


/s/ Brian K. Murray        . President, Treasurer and Secretary (Principal Executive,       August 29, 2003
------------------------        Financial and Accounting Officer) of Specialty Bar
     Brian K. Murray            Products Company


/s/ Gerald O. Mullin       . Secretary and Treasurer of The Ferry Cap & Set Screw Company   August 29, 2003
------------------------
    Gerald O. Mullin

        Signature                                       Title                                     Date
        ---------                                       -----                                     ----


/s/ Ronald B. Kalich       . President and Director (Principal Executive Officer) of        August 29, 2003
------------------------        FastenTech, Inc.
    Ronald B. Kalich       . Executive Vice President and Director of Fabri-Steel
                                Products Incorporated
                           . Executive Vice President, Chairman and Director of
                                Integrated Energy Technologies, Inc.
                           . Vice President, Chairman and Director of Nelson Stud
                                Welding, Inc.
                           . President and Director (Principal Executive Officer) of
                                Nelson Stud Welding International, Inc.
                           . President and Director (Principal Executive Officer) of
                                Profile Steel and Wire, Incorporated
                           . Vice President, Chairman and Director of Progressive
                                Stamping Co. (DE), Inc.
                           . Executive Vice President, Chairman and Director of
                                Specialty Bar Products Company
                           . President, Chairman and Director (Principal Executive
                                Officer) of The Ferry Cap & Set Screw Company